EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350

In connection with the Quarterly Report of Neoforma, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2004 as filed with the SEC on or about the date hereof (the “Report”), I, Andrew L. Guggenhime, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2004	/s/ Andrew L. Guggenhime

Andrew L. Guggenhime Chief Financial Officer (Principal Financial Officer)